MARCH 31, 2008

RYDEX SERIES FUNDS ANNUAL REPORT

ESSENTIAL PORTFOLIOS

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

ESSENTIAL PORTFOLIO MODERATE FUND

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

PERFORMANCE REPORTS AND FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

15

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

16

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

18

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

20

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

. . . . . . . . . . . . . . . . . . . . . . . . . . . .

28

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

30

THE RYDEX SERIES FUNDS ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The year ended March 31, 2008 was a momentous one in many respects. The U.S. financial system teetered on the brink of collapse as the ongoing crisis in the nation’s credit markets seemed to threaten the solvency of many major

Wall Street institutions. Indeed, financial market turmoil, the magnitude of which had not been seen in decades, lead to the dramatic collapse of Bear Stearns, a powerhouse investment bank that traced its origins back to the 1920’s and had successfully weathered the Great Depression. At the tail end of the period, stocks soared in a classic relief rally once it was clear that other major financial institutions did not face solvency issues that threatened their very existence and the overall health of the U.S. financial system.

During this tumultuous period, the Dow Jones Industrial AverageSM actually managed to eke out a 1.59% gain despite losing more than 1,000 points in the first three months of 2008, the largest quarterly point decline in the Index’s long history. The S&P 500® Index found the going a bit tougher, falling 5.08%. With the avoidance of risk as the dominant theme over the past year, more aggressive exposures such as small-cap and mid-cap stocks suffered. The S&P 400

MidCap Index fell 6.97%, while the Russell 2000® Index of small cap stocks lost 13.00% of its value. Financial stocks were at the epicenter of the crisis that began to unfold during the summer (the S&P 500 Financials Index fell an astounding 27.78% during the period). The S&P Small Cap 600/Citigroup Pure Value Index was the worst performing sector in the traditional style-box series, falling 22.23%.

International stocks were the clear winners in the year ended March 31, 2008. Developed market stocks performed in-line with their U.S counterparts (the benchmark MSCI EAFE Index declined 2.10%), aided by local currency appreciation as the U.S. dollar fell over 13.42%. Emerging market stocks, however, continued their multi-year run as the MSCI EM Index soared over 21.00% on the back of huge rallies in the BRIC markets.

Not surprisingly, investors ran to the safety of U.S. Treasury securities, pulling long-term interest rates down to five-

year lows. Short-term interest rates plummeted, with the yield on the 2-year Treasury note falling in excess of three percentage points to 1.59%. Longer-term interest rates were a little stickier as the yield on the 10-year Note fell a more modest 1.2 points to 3.42%. As a result, the yield curve resumed its traditional positive slope after having been flat for an extended period.

The impetus for the dramatic shift in the term structure of interest rates was a series of emergency rate cuts by the

Federal Reserve (the “Fed”). In six sweeping moves, the Fed slashed the widely watched Fed Funds target rate from

5.25% to 2.25%. In this crisis environment, the Fed, in conjunction with other central banks, continuously pumped hundreds of billions of dollars of liquidity into the global financial system. With all the ingredients for a recession firmly in place – depressed consumer sentiment, shrinking payrolls, declining retail sales, curtailed capital spending plans and falling wealth levels—government at all levels went into crisis prevention mode. Despite all the bad news,

it is unlikely that the U.S. economy actually shrank during this period. The cheap U.S. dollar fueled a boom in exports which kept economic growth in the black. Low short-term interest rates and a cheap dollar also fueled a boom in commodities markets as the prices of oil, industrial metals and agricultural products skyrocketed. Oil, in particular, rose 54%, breaching the psychologically significant $100 per barrel mark by the end of the period.

Although write downs will continue to dribble out of the banking system, the worst of the financial crisis seems to be behind us at this point. Recent earnings reports from the likes of Lehman Brothers, Goldman Sachs, and Morgan

Stanley indicate that the U.S. financial system is sufficiently capitalized to weather the credit crisis unless estimates of mortgage debt write offs are substantially off the mark. This leaves us cautiously optimistic about the direction of stock prices as we move into the new year. There is little doubt that the economy will continue to flirt with recession and interest rates are poised to rise. Yet there has been an important and discernable shift in market sentiment indicating, to us at least, that more bad news from the housing front will be taken in stride.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

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THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2007 and ending March 31, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of

5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange

Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return.

Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

Table 1. Based on actual Fund return

Essential Portfolio Conservative Fund

A-Class

0.00%

$1,000.00

$1,001.42

$

—

C-Class

0.75%

1,000.00

997.70

3.77

H-Class

0.00%

1,000.00

1,001.39

—

Essential Portfolio Moderate Fund

A-Class

0.00%

1,000.00

951.95

—

C-Class

0.75%

1,000.00

948.69

3.66

H-Class

0.00%

1,000.00

951.95

—

Essential Portfolio Aggressive Fund

A-Class

0.01%

1,000.00

911.72

0.04

C-Class

0.76%

1,000.00

908.08

3.62

H-Class

0.01%

1,000.00

910.89

0.04

Table 2. Based on hypothetical 5% return (before expenses)

Essential Portfolio Conservative Fund

A-Class

0.00%

1,000.00

1,025.00

—

C-Class

0.75%

1,000.00

1,021.50

3.79

H-Class

0.00%

1,000.00

1,025.00

—

Essential Portfolio Moderate Fund

A-Class

0.00%

1,000.00

1,025.00

—

C-Class

0.75%

1,000.00

1,021.50

3.79

H-Class

0.00%

1,000.00

1,025.00

—

Essential Portfolio Aggressive Fund

A-Class

0.01%

1,000.00

1,024.95

0.05

C-Class

0.76%

1,000.00

1,021.20

3.84

H-Class

0.01%

1,000.00

1,024.95

0.05

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

† Does not include expenses of the underlying funds in which the Funds invest, and is annualized.

4

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THE RYDEX SERIES FUNDS ANNUAL REPORT

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THE RYDEX SERIES FUNDS ANNUAL REPORT

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5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

OBJECTIVE: To primarily seek preservation of capital and, secondarily, to seek long-term growth of capital.

Inception: June 30, 2006

Rydex Essential Portfolio Conservative Fund enjoyed relatively strong performance over the past 12-month period due in part to its sizeable allocations to alternative asset classes and alternative strategies. Exposure to commodities provided meaningful returns as investors increasingly sought to diversify their investments away from volatile equity markets. Rising energy prices also helped to boost commodities holdings; Rydex Commodities Strategy Fund was up

38.44% for the period. Rydex Managed Futures Strategy Fund also added a great deal of value over the period.

However, the Conservative Fund’s allocation to fixed income was the largest contributor to returns and helped offset the majority of the portfolio’s losses. Both domestic and international equity holdings detracted from performance,

as did exposure to real estate. The Essential Portfolio Conservative Fund H-Class finished up 3.69% for the year ended March 31, 2008, ahead of its benchmark, which was up only 2.96%. Additionally, the Fund’s H-Class was ranked in the 6th percentile in its open-end fund Conservative Allocation category by Morningstar for the one-year period ended March 31, 2008.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

June 30, 2006

C-Class

June 30, 2006

Money Market Fund

H-Class

June 30, 2006

80%

Ten Largest Holdings

Alternative Investment Funds

60%

(% of Total Net Assets)

Rydex Series Funds —

40%

Government Long Bond

Fixed-Income Fund

1.2x Strategy Fund

25.1%

Rydex Series Funds —

20%

Managed Futures

Domestic Equity Funds

Strategy Fund

17.3%

0%

Rydex Series Funds —

Essential Portfolio Conservative Fund

U.S. Government Money

Market Fund

14.8%

“Industry Diversification (Market Exposure as % of Net Assets)”

Rydex Series Funds —

excludes any temporary cash investments.

International Rotation Fund

7.7%

Rydex Series Funds —

Absolute Return

Strategies Fund

6.6%

Rydex Series Funds —

Large-Cap Value Fund

3.9%

Rydex Series Funds —

Sector Rotation Fund

3.8%

Rydex Series Funds —

Commodities Strategy Fund

2.8%

Rydex Series Funds —

Mid-Cap Growth Fund

2.6%

Rydex Series Funds —

Multi-Cap Core Equity Fund

2.3%

Top Ten Total

86.9%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

6

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

Cumulative Fund Performance

ESSENTIAL PORTFOLIO

S&P 500 INDEX

CONSERVATIVE FUND

SYNTHETIC ESSENTIAL PORTFOLIO

A-CLASS†

CONSERVATIVE BENCHMARK

$13,000

$12,000

$11,265

$11,000

$10,770

$10,661

$10,000

$9,000

06/30/06

09/30/06

03/31/07

09/30/07

03/31/08

ESSENTIAL PORTFOLIO

S&P 500 INDEX

CONSERVATIVE FUND

SYNTHETIC ESSENTIAL PORTFOLIO

H-CLASS

CONSERVATIVE BENCHMARK

$13,000

$12,000

$11,265

$11,000

$11,203

$10,770

$10,000

$9,000

06/30/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(06/30/06)

(06/30/06)

(06/30/06)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

ESSENTIAL PORTFOLIO

CONSERVATIVE FUND

3.70%

-1.20%

6.65%

3.72%

2.86%

1.87%

5.88%

3.69%

6.70%

S&P 500 INDEX

-5.08%

-5.08%

4.33%

4.33%

-5.08%

-5.08%

4.33%

-5.08%

4.33%

SYNTHETIC ESSENTIAL

PORTFOLIO CONSERVATIVE

BENCHMARK***

2.96%

2.96%

7.04%

7.04%

2.96%

2.96%

7.04%

2.96%

7.04%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a contingent deferred sales charge ("CDSC") of 1% if redeemed within 12 months of purchase.

*** Benchmark reflects a 40/60 ratio of the performance of the S&P 500 Index and the Lehman Aggregate Bond Index.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO MODERATE FUND

OBJECTIVE: To primarily seek growth of capital and, secondarily, to seek preservation of capital.

Inception: June 30, 2006

Continued deterioration in consumer sentiment and volatile equity markets made for a challenging 12-month period for the Rydex Essential Portfolio Moderate Fund. Owing to its alternative asset class and alternative strategies exposure, however, the Fund posted only moderate losses. Domestic and international equity holdings were negatively impacted by prevailing market conditions and detracted from overall performance. The Rydex value style box funds were among the weakest performing holdings over the period, followed by Rydex Real Estate

Fund. Alternatives, on the other hand, provided the Fund with strong returns. Rydex Commodities Strategy Fund in particular, posted stellar performance for the period and Rydex Managed Futures Fund added considerable value as well. Fixed-income exposure through Rydex Government Long Bond 1.2x Strategy Fund was an additional source of positive returns. Rydex Essential Portfolio Moderate Fund H-Class ended the year ended March 31, 2008 down only 0.75%, while its benchmark was relatively flat for the same period at 0.43%. Morningstar ranked the

Fund’s H-Class in the 33rd percentile in its open-end fund Moderate Allocation category for the one-year period ended March 31, 2008.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

June 30, 2006

C-Class

June 30, 2006

H-Class

June 30, 2006

80%

Alternative Investment Funds

Ten Largest Holdings

60%

(% of Total Net Assets)

Rydex Series Funds —

40%

Fixed-Income Fund

Managed Futures

Strategy Fund

16.7%

20%

Rydex Series Funds —

Domestic Equity Funds

Government Long Bond

1.2x Strategy Fund

13.6%

0%

Rydex Series Funds —

Essential Portfolio Moderate Fund

International Rotation Fund

13.2%

“Industry Diversification (Market Exposure as % of Net Assets)”

Rydex Series Funds — OTC Fund

7.4%

excludes any temporary cash investments.

Rydex Series Funds —

Commodities Strategy Fund

7.3%

Rydex Series Funds — Absolute

Return Strategies Fund

6.1%

Rydex Series Funds — Sector

Rotation Fund

5.4%

Rydex Series Funds — Large-Cap

Value Fund

5.3%

Rydex Series Funds — Mid-Cap

Growth Fund

3.4%

Rydex Series Funds — Mid-Cap

Value Fund

3.0%

Grand Total

81.4%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

8

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO MODERATE FUND

Cumulative Fund Performance

ESSENTIAL PORTFOLIO

S&P 500 INDEX

MODERATE FUND

SYNTHETIC ESSENTIAL PORTFOLIO

A-CLASS†

MODERATE BENCHMARK

$13,000

$12,000

$11,000

$11,121

$10,770

$10,388

$10,000

$9,000

06/30/06

09/30/06

03/31/07

09/30/07

03/31/08

ESSENTIAL PORTFOLIO

S&P 500 INDEX

MODERATE FUND

SYNTHETIC ESSENTIAL PORTFOLIO

H-CLASS

MODERATE BENCHMARK

$13,000

$12,000

$11,121

$11,000

$10,907

$10,770

$10,000

$9,000

06/30/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(06/30/06)

(06/30/06)

(06/30/06)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

ESSENTIAL PORTFOLIO

MODERATE FUND

-0.75%

-5.49%

5.09%

2.20%

-1.43%

-2.38%

4.34%

-0.75%

5.09%

S&P 500 INDEX

-5.08%

-5.08%

4.33%

4.33%

-5.08%

-5.08%

4.33%

-5.08%

4.33%

SYNTHETIC ESSENTIAL

PORTFOLIO MODERATE

BENCHMARK***

0.43%

0.43%

6.26%

6.26%

0.43%

0.43%

6.26%

0.43%

6.26%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

*** Benchmark reflects a 60/40 ratio of the performance of the S&P 500 Index and the Lehman Aggregate Bond Index.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

OBJECTIVE: To primarily seek growth of capital.

Inception: June 30, 2006

Developments in the financial markets—namely further reductions in housing prices, persistent volatility in equity markets and growing concerns over the health of the U.S. economy—presented Rydex Essential Portfolio Aggressive

Fund with numerous obstacles over the past 12 months. Considerable exposure to domestic equity markets was the portfolio’s largest source of negative returns. Two beta OTC 2x Strategy and S&P 500 2x Strategy holdings were among the largest detractors followed by Rydex Russell 2000® 1.5x Strategy Fund and Rydex Small-Cap Value Fund.

Deteriorating real estate markets also had a considerable negative impact on the portfolio. Exposure to alternatives and fixed income provided some relief but were insufficient to offset the portfolio’s overall losses. Rydex Essential

Portfolio Moderate Fund H-Class ended the year ended March 31, 2008 down 3.87%, underperforming its benchmark, which was down 2.27%. The Fund’s H-Class was also ranked in the 33rd percentile in its open-end fund

Aggressive Allocation category by Morningstar for the one-year period ended March 31, 2008.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

June 30, 2006

C-Class

June 30, 2006

H-Class

June 30, 2006

80%

Alternative Investment Funds

Ten Largest Holdings

60%

(% of Total Net Assets)

Fixed-Income Fund

Rydex Series Funds —

40%

International Rotation Fund

13.1%

Rydex Series Funds —

Domestic Equity Funds

20%

Commodities Strategy Fund

12.3%

Rydex Series Funds —

Sector Rotation Fund

12.2%

0%

Essential Portfolio Aggressive Fund

Rydex Series Funds —

Managed Futures

“Industry Diversification (Market Exposure as % of Net Assets)”

Strategy Fund

10.9%

excludes any temporary cash investments.

Rydex Series Funds —

Government Long Bond

1.2x Strategy Fund

7.8%

Rydex Dynamic Funds —

OTC 2x Strategy Fund

7.2%

Rydex Series Funds —

Mid-Cap Growth Fund

4.5%

Rydex Series Funds —

Small-Cap Value Fund

4.2%

Rydex Dynamic Funds —

S&P 500 2x Strategy Fund

4.1%

Rydex Series Funds —

Real Estate Fund

3.4%

Top Ten Total

79.7%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

10

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

Cumulative Fund Performance

ESSENTIAL PORTFOLIO

S&P 500 INDEX

AGGRESSIVE FUND

SYNTHETIC ESSENTIAL PORTFOLIO

A-CLASS†

AGGRESSIVE BENCHMARK

$13,000

$12,000

$11,000

$10,956

$10,770

$10,115

$10,000

$9,000

06/30/06

09/30/06

03/31/07

09/30/07

03/31/08

ESSENTIAL PORTFOLIO

S&P 500 INDEX

AGGRESSIVE FUND

SYNTHETIC ESSENTIAL PORTFOLIO

H-CLASS

AGGRESSIVE BENCHMARK

$13,000

$12,000

$11,000

$10,956

$10,770

$10,621

$10,000

$9,000

06/30/06

09/30/06

03/31/07

09/30/07

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

A-Class

C-Class

H-Class

(06/30/06)

(06/30/06)

(06/30/06)

ONE

ONE

SINCE

SINCE

ONE

ONE

SINCE

ONE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

INCEPTION

YEAR

INCEPTION

ESSENTIAL PORTFOLIO

AGGRESSIVE FUND

-3.77%

-8.32%

3.50%

0.65%

-4.48%

-5.42%

2.73%

-3.87%

3.50%

S&P 500 INDEX

-5.08%

-5.08%

4.33%

4.33%

-5.08%

-5.08%

4.33%

-5.08%

4.33%

SYNTHETIC ESSENTIAL

PORTFOLIO AGGRESSIVE

BENCHMARK***

-2.27%

-2.27%

5.35%

5.35%

-2.27%

-2.27%

5.35%

-2.27%

5.35%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

*** Benchmark reflects an 80/20 ratio of the performance of the S&P 500 Index and the Lehman Aggregate Bond Index.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

|

11

11

SCHEDULE OF INVESTMENTS

March 31, 2008

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

MUTUAL FUNDS† 98.5%

REPURCHASE AGREEMENT 1.5%

Rydex Series Funds —

Repurchase Agreement (Note 5)

Government Long Bond 1.2x

Lehman Brothers Holdings, Inc.

Strategy Fund

351,588

$

4,145,218

issued 03/31/08 at 1.15%

Rydex Series Funds —

due 04/01/08

$250,232

$

250,232

Managed Futures Strategy

Total Repurchase Agreement

Fund

101,189

2,859,606

(Cost $250,232)

250,232

Rydex Series Funds —

Total Investments 100.0%

U.S. Government Money

(Cost $16,396,348)

$16,525,367

Market Fund

2,450,957

2,450,957

Rydex Series Funds —

Liabilities in Excess of

International Rotation Fund

55,587

1,274,599

Other Assets – (0.0)%

$

(6,242)

Rydex Series Funds — Absolute

Net Assets – 100.0%

$16,519,125

Return Strategies Fund

44,396

1,092,578

Rydex Series Funds — Large-Cap

Value Fund

32,530

650,606

Rydex Series Funds — Sector

Rotation Fund

46,104

620,101

Rydex Series Funds —

Commodities Strategy Fund

14,356

469,297

Rydex Series Funds — Mid-Cap

Growth Fund

15,979

425,837

Rydex Series Funds — Multi-Cap

Core Equity Fund

31,817

375,127

Rydex Series Funds — Hedged

Equity Fund

14,170

324,483

Rydex Series Funds — Large-Cap

Growth Fund

12,762

320,448

Rydex Series Funds — Small-Cap

Value Fund

11,999

318,701

Rydex Series Funds — Small-Cap

Growth Fund

11,612

318,620

Rydex Series Funds — Mid-Cap

Value Fund

10,589

314,697

Rydex Series Funds — Real Estate

Fund

9,693

314,260

Total Mutual Funds

(Cost $16,146,116)

16,275,135

† A-Class shares of Affiliated Funds

12

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

ESSENTIAL PORTFOLIO MODERATE FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

MUTUAL FUNDS† 99.1%

REPURCHASE AGREEMENT 1.0%

Rydex Series Funds —

Repurchase Agreement (Note 5)

Managed Futures Strategy Fund

307,278

$

8,683,679

Lehman Brothers Holdings, Inc.

Rydex Series Funds —

issued 03/31/08 at 1.15%

Government Long Bond 1.2x

due 04/01/08

$514,240

$

514,240

Strategy Fund

599,076

7,063,108

Total Repurchase Agreement

Rydex Series Funds —

(Cost $514,240)

514,240

International Rotation Fund

298,992

6,855,878

Total Investments 100.1%

Rydex Series Funds — OTC Fund*

337,932

3,835,527

(Cost $53,493,293)

$51,882,526

Rydex Series Funds —

Commodities Strategy Fund

115,925

3,789,590

Liabilities in Excess of

Rydex Series Funds — Absolute

Other Assets – (0.1)%

$

(27,378)

Return Strategies Fund

127,686

3,142,360

Net Assets – 100.0%

$51,855,148

Rydex Series Funds — Sector

Rotation Fund

207,026

2,784,506

Rydex Series Funds — Large-Cap

Value Fund

137,677

2,753,544

Rydex Series Funds — Mid-Cap

Growth Fund

66,441

1,770,652

Rydex Series Funds — Mid-Cap

Value Fund

52,980

1,574,579

Rydex Series Funds — Small-Cap

Value Fund

55,564

1,475,772

Rydex Series Funds — Large-Cap

Growth Fund

49,396

1,240,335

Rydex Series Funds — Multi-Cap

Core Equity Fund

104,160

1,228,043

Rydex Series Funds — Real Estate

Fund

32,789

1,063,025

Rydex Series Funds — Small-Cap

Growth Fund

37,715

1,034,892

Rydex Series Funds — Russell 2000®

1.5x Strategy Fund

36,013

1,030,680

Rydex Series Funds — Hedged

Equity Fund

44,703

1,023,690

Rydex Series Funds — Nova Fund

40,753

1,018,426

Total Mutual Funds

(Cost $52,979,053)

51,368,286

* Non-Income Producing Security.

† A-Class shares of Affiliated Funds

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

13

SCHEDULE OF INVESTMENTS

March 31, 2008

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

MUTUAL FUNDS† 98.4%

REPURCHASE AGREEMENT 1.3%

Rydex Series Funds —

Repurchase Agreement (Note 5)

International Rotation Fund

109,719

$

2,515,867

Lehman Brothers Holdings, Inc.

Rydex Series Funds —

issued 03/31/08 at 1.15%

Commodities Strategy Fund

72,609

2,373,589

due 04/01/08

$249,610

$

249,610

Rydex Series Funds — Sector

Total Repurchase Agreement

Rotation Fund

174,738

2,350,229

(Cost $249,610)

249,610

Rydex Series Funds — Managed

Total Investments 99.7%

Futures Strategy Fund

74,182

2,096,374

(Cost $19,972,240)

$19,169,792

Rydex Series Funds —

Government Long Bond 1.2x

Other Assets in Excess

Strategy Fund

127,609

1,504,509

of Liabilities – 0.3%

$

50,634

Rydex Dynamic Funds — OTC 2x

Net Assets – 100.0%

$19,220,426

Strategy Fund*

65,921

1,387,644

Rydex Series Funds — Mid-Cap

Growth Fund

32,318

861,275

Rydex Series Funds — Small-Cap

Value Fund

30,081

798,949

Rydex Dynamic Funds —

S&P 500 2x Strategy Fund

21,018

797,635

Rydex Series Funds — Real Estate

Fund

20,230

655,861

Rydex Series Funds — Absolute

Return Strategies Fund

22,595

556,053

Rydex Series Funds — Small-Cap

Growth Fund

19,162

525,797

Rydex Series Funds — Mid-Cap

Value Fund

15,884

472,065

Rydex Series Funds — Large-Cap

Value Fund

23,460

469,204

Rydex Series Funds — Multi-Cap

Core Equity Fund

33,621

396,394

Rydex Series Funds — Large-Cap

Growth Fund

15,717

394,654

Rydex Series Funds — Hedged

Equity Fund

17,090

391,364

Rydex Series Funds — Russell 2000®

1.5x Strategy Fund

13,023

372,719

Total Mutual Funds

(Cost $19,722,630)

18,920,182

* Non-Income Producing Security.

† A-Class shares of Affiliated Funds

14

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2008

Essential

Essential

Essential

Portfolio

Portfolio

Portfolio

Conservative

Moderate

Aggressive

Fund

Fund

Fund

ASSETS

Investment Securities in Affiliated Funds*

$16,275,135

$51,368,286

$18,920,182

Repurchase Agreements*

250,232

514,240

249,610

Receivable for Fund Shares Sold

5,684

22,339

55,288

Investment Income Receivable

12,280

16,692

3,723

Total Assets

16,543,331

51,921,557

19,228,803

LIABILITIES

Payable for Securities Purchased

12,623

17,259

3,715

Payable for Fund Shares Redeemed

10,220

41,035

3,006

Distribution and Service Fees Payable

1,314

8,001

1,649

Custody Fees Payable

49

—

7

Overdraft Due to Custodian Bank

—

114

—

Total Liabilities

24,206

66,409

8,377

NET ASSETS

$16,519,125

$51,855,148

$19,220,426

NET ASSETS CONSIST OF

Paid-In Capital

16,584,986

53,921,657

20,824,519

Undistributed Net Investment Income

44,030

91,347

412,908

Accumulated Net Realized Loss on Investments

(238,910)

(547,089)

(1,214,553)

Net Unrealized Appreciation (Depreciation) on Investments

129,019

(1,610,767)

(802,448)

NET ASSETS

$16,519,125

$51,855,148

$19,220,426

A-Class

$

4,430,594

$10,213,949

$

8,595,985

C-Class

5,074,191

30,281,947

6,177,674

H-Class

7,014,340

11,359,252

4,446,767

SHARES OUTSTANDING

A-Class

412,515

1,003,594

886,967

C-Class

478,650

3,014,500

646,227

H-Class

652,201

1,116,053

458,778

NET ASSET VALUES

A-Class

$10.74

$10.18

$

9.69

A-Class Maximum Offering Price**

11.28

10.69

10.17

C-Class

10.60

10.05

9.56

H-Class

10.75

10.18

9.69

* The cost of investments is $16,396,348, $53,493,293, and $19,972,240, respectively.

** Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

15

STATEMENTS OF OPERATIONS

Year Ended March 31, 2008

Essential

Essential

Essential

Portfolio

Portfolio

Portfolio

Conservative

Moderate

Aggressive

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

2,109

$

8,453

$

2,237

Dividends from Affiliated Funds

248,414

731,583

279,851

Total Income

250,523

740,036

282,088

EXPENSES

Distribution & Service Fees:

C-Class

30,010

199,055

55,650

Custody Fees

640

3,247

2,754

Total Expenses

30,650

202,302

58,404

Net Investment Income

219,873

537,734

223,684

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Affiliated Investment Securities

(171,106)

(161,244)

(384,258)

Realized Gain Distributions Received from Affiliated Funds

214,188

963,448

476,778

Total Net Realized Gain

43,082

802,204

92,520

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(22,730)

(2,171,265)

(952,545)

Net Change in Unrealized Appreciation (Depreciation)

(22,730)

(2,171,265)

(952,545)

Net Gain (Loss) on Investments

20,352

(1,369,061)

(860,025)

Net Increase (Decrease) in Net Assets from Operations

$ 240,225

$

(831,327)

$(636,341)

16

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

This page intentionally left blank.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

17

STATEMENTS OF CHANGES IN NET ASSETS

Essential Portfolio

Essential Portfolio

Conservative Fund

Moderate Fund

Year

Period

Year

Period

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

2008

2007*

2008

2007*

FROM OPERATIONS

Net Investment Income

$

219,873

$

39,396

$

537,734

$

232,930

Net Realized Gain on Investments

43,082

4,459

802,204

589,445

Net Change in Unrealized Appreciation (Depreciation)

on Investments

(22,730)

151,749

(2,171,265)

560,498

Net Increase (Decrease) in Net Assets from Operations

240,225

195,604

(831,327)

1,382,873

Distributions to Shareholders from:**

Net Investment Income

A-Class

(47,300)

(4,908)

(125,284)

(43,427)

C-Class

(85,100)

(13,417)

(310,460)

(115,401)

H-Class

(104,141)

(20,629)

(101,990)

(75,440)

Realized Gain on Investments

A-Class

(28,001)

—

(204,413)

(139,703)

C-Class

(50,378)

—

(506,546)

(371,242)

H-Class

(61,650)

—

(166,406)

(242,691)

Total Distributions to Shareholders

(376,570)

(38,954)

(1,415,099)

(987,904)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

3,994,722

922,583

6,330,674

9,638,247

C-Class

5,682,278

3,683,969

20,118,009

19,780,346

H-Class

8,551,489

5,576,370

13,258,002

13,553,148

Redemption Fees Collected

A-Class

3,856

1,182

1,253

3,538

C-Class

7,073

3,237

2,938

6,693

H-Class

8,303

4,476

1,229

5,726

Value of Shares Purchased through Dividend Reinvestment

A-Class

57,742

4,090

299,996

155,723

C-Class

119,384

12,328

744,996

464,693

H-Class

156,752

20,356

248,187

289,437

Cost of Shares Redeemed

A-Class

(389,163)

(170,672)

(5,688,827)

(182,346)

C-Class

(3,474,923)

(942,760)

(7,644,269)

(1,849,883)

H-Class

(5,282,222)

(2,051,630)

(10,463,848)

(5,367,057)

Net Increase (Decrease) in Net Assets From Share

Transactions

9,435,291

7,063,529

17,208,340

36,498,265

Net Increase (Decrease) in Net Assets

9,298,946

7,220,179

14,961,914

36,893,234

NET ASSETS—BEGINNING OF PERIOD

7,220,179

—

36,893,234

—

NET ASSETS—END OF PERIOD

$16,519,125

$ 7,220,179

$ 51,855,148

$36,893,234

Undistributed Net Investment Income —

End of Period

$

44,030

$

17,032

$

91,347

$

—

* Since the commencement of operations: June 30, 2006.

** For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

18

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Essential Portfolio

Aggressive Fund

Year

Period

Ended

Ended

March 31,

March 31,

2008

2007*

$

223,684

$

215,923

92,520

837,488

(952,545)

150,097

(636,341)

1,203,508

(54,939)

(107,051)

(39,975)

(45,811)

(24,441)

(63,061)

(158,306)

(698,818)

(115,188)

(299,049)

(70,426)

(411,659)

(463,275)

(1,625,449)

4,810,125

14,864,958

4,081,423

7,563,157

5,559,805

9,529,259

4,539

5,833

2,410

4,046

2,140

4,647

104,716

187,981

147,234

323,184

93,263

467,626

(9,752,150)

(977,024)

(4,072,572)

(1,287,560)

(7,538,079)

(3,386,978)

(6,557,146)

27,299,129

(7,656,762)

26,877,188

26,877,188

—

$19,220,426

$26,877,188

$

412,908

$

724

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

19

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

Net

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

Redemption

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Fees

in Net Asset

END OF

Investment

Total

Income

Turnover

Period (000)’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income***

Gains***

Distributions

Collected

Value

PERIOD

Return†††

Expenses††

(Loss)

Rate

omitted)

Essential Portfolio Conservative Fund A-Class

March 31, 2008

$10.70

$ .26

$

.12

$

.38

$ (.22)

$ (.14)

$ (.36)

$ .02

$

.04

$10.74

3.70%

0.01%

2.39%

119%

$

4,431

March 31, 2007*

10.00

.20

.56

.76

(.09)

—

(.09)

.03

.70

10.70

7.94%

0.01%**

2.47%**

105%

782

Essential Portfolio Conservative Fund C-Class

March 31, 2008

10.65

.17

.12

.29

(.22)

(.14)

(.36)

.02

(.05)

10.60

2.86%

0.75%

1.53%

119%

5,074

March 31, 2007*

10.00

.08

.63

.71

(.09)

—

(.09)

.03

.65

10.65

7.44%

0.76%**

1.05%**

105%

2,804

Essential Portfolio Conservative Fund H-Class

March 31, 2008

10.71

.25

.13

.38

(.22)

(.14)

(.36)

.02

.04

10.75

3.69%

0.01%

2.28%

119%

7,014

March 31, 2007*

10.00

.15

.62

.77

(.09)

—

(.09)

.03

.71

10.71

8.04%

0.01%**

1.93%**

105%

3,634

Essential Portfolio Moderate Fund A-Class

March 31, 2008

10.56

.17

(.24)

(.07)

(.12)

(.19)

(.31)

—§

(.38)

10.18

(0.75)%

0.01%

1.58%

125%

10,214

March 31, 2007*

10.00

.18

.79

.97

(.10)

(.32)

(.42)

.01

.56

10.56

9.90%

—**

2.26%**

66%

9,719

Essential Portfolio Moderate Fund C-Class

March 31, 2008

10.50

.10

(.24)

(.14)

(.12)

(.19)

(.31)

—§

(.45)

10.05

(1.43)%

0.76%

0.90%

125%

30,282

March 31, 2007*

10.00

.11

.80

.91

(.10)

(.32)

(.42)

.01

.50

10.50

9.29%

0.75%**

1.34%**

66%

18,551

Essential Portfolio Moderate Fund H-Class

March 31, 2008

10.56

.13

(.20)

(.07)

(.12)

(.19)

(.31)

—§

(.38)

10.18

(0.75)%

0.01%

1.22%

125%

11,359

March 31, 2007*

10.00

.18

.79

.97

(.10)

(.32)

(.42)

.01

.56

10.56

9.90%

—**

2.32%**

66%

8,623

Essential Portfolio Aggressive Fund A-Class

March 31, 2008

10.28

.11

(.48)

(.37)

(.06)

(.16)

(.22)

—§

(.59)

9.69

(3.77)%

0.01%

1.01%

120%

8,596

March 31, 2007*

10.00

.24

.77

1.01

(.10)

(.64)

(.74)

.01

.28

10.28

10.37%

—**

3.11%**

92%

13,854

Essential Portfolio Aggressive Fund C-Class

March 31, 2008

10.22

.06

(.50)

(.44)

(.06)

(.16)

(.22)

—§

(.66)

9.56

(4.48)%

0.76%

0.60%

120%

6,178

March 31, 2007*

10.00

(.03)

.98

.95

(.10)

(.64)

(.74)

.01

.22

10.22

9.76%

0.75%**

(0.34)%**

92%

6,537

Essential Portfolio Aggressive Fund H-Class

March 31, 2008

10.29

.08

(.46)

(.38)

(.06)

(.16)

(.22)

—§

(.60)

9.69

(3.87)%

0.01%

0.80%

120%

4,447

March 31, 2007*

10.00

.15

.87

1.02

(.10)

(.64)

(.74)

.01

.29

10.29

10.48%

—**

1.94%**

92%

6,486

* Since the commencement of operations: June 30, 2006.

** Annualized

*** For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

† Calculated using the average daily shares outstanding for the period.

†† Does not include expenses of the underlying funds in which the Funds invest.

††† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

§ Less than $.01 per share.

NOTES TO FINANCIAL STATEMENTS

1.

Organization and Significant Accounting Policies

A. The underlying funds are valued at their Net Asset

Organization

Value (“NAV”) as of the close of business, usually 4:00

The Rydex Series Funds (the “Trust”) is registered with

p.m. on the valuation date. Exchange Traded Funds

the SEC under the Investment Company Act of 1940

(“ETFs”) and closed-end investment companies are

(the “1940 Act”) as a non-diversified, open-ended

valued at the last quoted sales price.

investment company. The Trust offers five separate

B. Securities transactions are recorded on the trade

classes of shares, Investor Class Shares, Advisor Class

date for financial reporting purposes. Realized gains

Shares, A-Class Shares, C-Class Shares, and H-Class

and losses from securities transactions are recorded

Shares. C-Class Shares have a 1% CDSC if shares are

using the identified cost basis. Dividend income is

redeemed within 12 months of purchase. Sales of

recorded on the ex-dividend date, net of applicable

shares of each Class are made without a sales charge at

taxes withheld by foreign countries. Interest income,

the net asset value per share, with the exception of

including amortization of premiums and accretion of

A-Class Shares. A-Class Shares are sold at net asset

discount, is accrued on a daily basis.

value, plus the applicable front-end sales charge, except

C. Interest and dividend income, most expenses, all

for U.S. Government Money Market Fund. The sales

realized gains and losses, and all unrealized gains and

charge varies depending on the amount purchased,

losses are allocated to the Classes based upon the

but will not exceed 4.75%. A-Class Share purchases of

value of the outstanding shares in each Class. Certain

$1 million or more are exempt from the front-end sales

costs, such as distribution and service fees related to

charge but have a 1% CDSC if shares are redeemed

C-Class Shares, are charged directly to such class. In

within 18 months of purchase.

addition, certain expenses have been allocated to the

At March 31, 2008, the Trust consisted of fifty-four sep-

individual Funds in the Trust on a pro rata basis upon

arate Funds: twenty-two Benchmark Funds, one Money

the respective aggregate net assets of each Fund

Market Fund, seventeen Sector Funds, eleven

included in the Trust.

Alternative Strategy Funds, and three Essential

D. Distributions of net investment income and net real-

Portfolio Funds. This report covers the Essential

ized capital gains, if any, are declared and paid at least

Portfolio Funds (the “Funds”), while the Benchmark

annually. Distributions are recorded on the ex-dividend

Funds, the Money Market Fund, the Sector Funds, and

date and are determined in accordance with income

the Alternative Strategy Funds are contained in sepa-

tax regulations, which may differ from U.S. generally

rate reports.

accepted accounting principles.

Each Essential Portfolio Fund is a “fund of funds,”

E. The Funds may also purchase American Depository

which means that each Fund seeks to achieve its invest-

Receipts, U.S. Government securities, and enter into

ment objective by investing primarily in other Rydex

repurchase agreements.

mutual funds (the “underlying funds”) instead of indi-

vidual securities. At March 31, 2008, only A-Class, C-

F. The preparation of financial statements in conformity

Class and H-Class Shares had been issued by the

with U.S. generally accepted accounting principles

Funds. All share classes of the funds are subject to a

requires management to make estimates and assump-

1% redemption fee when shares are redeemed within

tions that affect the reported amount of assets and lia-

30 days.

bilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

Rydex Investments provides advisory, transfer agent

amounts of revenues and expenses during the report-

and administrative services, and accounting services to

ing period. Actual results could differ from these esti-

the Trust. Rydex Distributors, Inc. (the “Distributor”)

mates.

acts as principal underwriter for the Trust. Both Rydex

Investments and the Distributor are affiliated entities.

G. Throughout the normal course of business, the

underlying funds enter into contracts that contain a

Significant Accounting Policies

variety of representations and warranties which provide

The following significant accounting policies are in con-

general indemnifications. The underlying funds’ maxi-

formity with U.S. generally accepted accounting princi-

mum exposure under these arrangements is unknown,

ples and are consistently followed by the Trust. All time

as this would involve future claims that may be made

references are based on Eastern Time.

against the underlying funds and/or their affiliates that

have not yet occurred. However, based on experience,

the underlying funds expect the risk of loss to be remote.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

21

NOTES TO FINANCIAL STATEMENTS (continued)

2.

Financial Instruments

the obligation. Although the underlying funds will not

As part of their investment strategies, the underlying

invest in any structured notes unless Rydex Investments

funds may utilize a variety of derivative instruments,

believes that the issuer is creditworthy, an underlying

including options, futures, options on futures, structured

fund does bear the risk of loss of the amount expected

notes, swap agreements and short sales. These invest-

to be received in the event of the default or bankruptcy

ments involve, to varying degrees, elements of market

of the issuer.

risk and risks in excess of the amounts reflected in the

There are several risks associated with the use of swap

underlying funds’ NAVs.

agreements that are different from those associated

Short sales are transactions in which an underlying fund

with ordinary portfolio securities transactions. Swap

sells an equity or fixed income security it does not own.

agreements may be considered to be illiquid. Although

If the security sold short goes down in price between

the Trust will not enter into any swap agreement unless

the time the underlying fund sells the security and

Rydex Investments believes that the other party to the

closes its short position, that underlying fund will real-

transaction is creditworthy, the underlying funds bear

ize a gain on the transaction. Conversely, if the security

the risk of loss of the amount expected to be received

goes up in price during the period, that underlying

under a swap agreement in the event of the default or

fund will realize a loss on the transaction. The risk of

bankruptcy of the agreement counterparty.

such price increases is the principal risk of engaging in

There are several risks associated with credit default

short sales.

swaps. Credit default swaps involve the exchange of a

The risk associated with purchasing options is limited to

fixed-rate premium for protection against the loss in

the premium originally paid. The risk in writing a cov-

value of an underlying debt instrument in the event of

ered call option is that an underlying fund may forego

a defined credit event (such as payment default or

the opportunity for profit if the market price of the

bankruptcy). Under the terms of the swap, one party

underlying security increases and the option is exer-

acts as a “guarantor,” receiving a periodic payment

cised. The risk in writing a covered put option is that an

that is a fixed percentage applied to a notional princi-

underlying fund may incur a loss if the market price of

pal amount. In return, the party agrees to purchase the

the underlying security decreases and the option is

notional amount of the underlying instrument, at par, if

exercised. In addition, there is the risk that an underly-

a credit event occurs during the term of the swap. An

ing fund may not be able to enter into a closing trans-

underlying fund may enter into credit default swaps in

action because of an illiquid secondary market or, for

which that underlying fund or its counterparty act as

over-the-counter options, because of the counterparty’s

guarantors. By acting as the guarantor of a swap, that

inability to perform.

underlying fund assumes the market and credit risk of

the underlying instrument, including liquidity and loss

There are several risks in connection with the use of

of value.

futures contracts. Risks may be caused by an imperfect

correlation between movements in the price of the

In conjunction with the use of short sales, options,

instruments and the price of the underlying securities.

futures, options on futures, and swap agreements, the

In addition, there is the risk that an underlying fund

underlying funds are required to maintain collateral in

may not be able to enter into a closing transaction

various forms. The underlying funds use, where appro-

because of an illiquid secondary market.

priate, depending on the financial instrument utilized

and the broker involved, margin deposits at the broker,

There are several risks associated with the use of struc-

cash and/or securities segregated at the custodian

tured notes. Structured notes are leveraged, thereby

bank, discount notes, or the repurchase agreements

providing an exposure to the underlying benchmark of

allocated to each underlying fund.

three times the face amount and increasing the volatil-

ity of each note relative to the change in the underlying

The risks inherent in the use of short sales, options,

linked financial instrument. A highly liquid secondary

futures contracts, options on futures contracts, and

market may not exist for the structured notes an under-

swap agreements include i) adverse changes in the

lying fund invests in which may make it difficult for that

value of such instruments; ii) imperfect correlation

underlying fund to sell the structured notes it holds at

between the price of the instruments and movements

an acceptable price or to accurately value them. In

in the price of the underlying securities, indices, or

addition, structured notes are subject to the risk that

futures contracts; iii) the possible absence of a liquid

the counterparty to the instrument, or issuer, might not

secondary market for any particular instrument at any

pay interest when due or repay principal at maturity of

time; and iv) the potential of counterparty default.

22

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THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has established strict counterparty credit

The Funds have adopted a Distribution and

guidelines and the underlying funds enter into transac-

Shareholder Services Plan applicable to its C-Class

tions only with financial institutions of investment grade

Shares that allows the Funds to pay annual distribution

or better.

and service fees of 0.75% of the Funds’ C-Class Shares

3.

Fees And Other Transactions With Affiliates

average daily net assets. The annual 0.25% service fee

compensates the shareholder’s financial advisor for pro-

Rydex Investments manages the investment and the

viding on-going services to the shareholder. The annual

reinvestment of the assets of each of the Funds in

0.50% distribution fee reimburses the Distributor for

accordance with the investment objectives, policies,

paying the shareholder’s financial advisor an ongoing

and limitations of each Fund, however, the Funds do

sales commission. The Distributor advances the first

not pay Rydex Investments a management fee. As part

year’s service and distribution fees to the financial advi-

of its agreement with the Trust, Rydex Investments will

sor. The Distributor retains the service and distribution

pay all expenses of the Funds, including the cost of

fees on accounts with no authorized dealer of record.

transfer agency, fund administration, audit and other

services, excluding interest expense, taxes (expected to

During the year ended March 31, 2008, the Distributor

be de minimis), brokerage commissions and other

retained sales charges of $839,951, relating to sales

expenses connected with the execution of portfolio

of A-Class Shares of the Trust.

transactions, short dividend expenses, and extraordi-

Certain officers and trustees of the Trust are also officers nary expenses.

of Rydex Investments and the Distributor.

Each Fund indirectly bears a proportionate share of the

4.

Federal Income Tax Information

total operating expenses (including investment man-

The Funds intend to comply with the provisions of

agement, shareholder servicing, custody, transfer

Subchapter M of the Internal Revenue Code applicable

agency, audit and other expenses) of the underlying

to regulated investment companies and will distribute

funds in which the Fund invests. In addition, some

substantially all net investment income and capital

underlying funds charge redemption fees if a share-

gains to shareholders. Therefore, no Federal income

holder, including a Fund, redeems shares before the

tax provision has been recorded.

end of the funds’ requisite holding period. Therefore, if

a Fund sells shares of an underlying fund that is subject

Effective September 30, 2007, the Funds adopted

to a redemption fee, that Fund will be responsible for

Financial Accounting Standards Board (FASB)

paying the redemption fee to the underlying fund.

Interpretation No. 48 “Accounting for Uncertainty in

Income Taxes” (FIN 48). FIN 48 provides guidance for

Rydex Investments provides transfer agent, accounting

how uncertain tax positions should be recognized, meas-

services and administrative services to the Funds.

ured, presented and disclosed in the financial state-

However, the related fees are paid by Rydex

ments. FIN 48 requires the evaluation of tax positions

Investments, as noted above.

taken or expected to be taken in the course of preparing

The Funds have not adopted a Distribution Plan or a

the Fund’s tax returns to determine whether the tax

Shareholder Services Plan with respect to A-Class

positions are “more-likely-than-not” of being sustained

Shares and H-Class Shares. Instead, the Funds invest in

by the applicable tax authority. Tax positions not

underlying funds that have a distribution plan that

deemed to meet the more-likely-than-not threshold

allows the underlying funds to pay distribution fees to

would be recorded as a tax benefit or expense in the

the Distributor and other firms that provide distribution

current year. Management has analyzed the Funds’ tax

services (“Service Providers”). The underlying funds will

positions taken on federal income tax returns for all

pay distribution fees to the Distributor at an annual rate

open tax years for purposes of complying with FIN 48,

not to exceed 0.25% of average daily net assets, pur-

and has concluded that no provision for income tax was

suant to Rule 12b-1 under the 1940 Act, as amended. If

required in the Fund’s financial statements.

a Service Provider provides distribution or shareholder

The Funds file U.S. federal income tax returns and

services, the Distributor will, in turn, pay the Service

returns in various foreign jurisdictions in which they

Provider for the services it provides at an annual rate

invest. While the statute of limitations remains open to

not to exceed 0.25% of the average daily net assets of

examine the Funds’ U.S. federal income tax returns

a Fund.

filed for the fiscal years 2004 to 2007, no examinations

are in progress or anticipated at this time.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

23

NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not uti-

lized during the current period, capital loss, carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-

term capital gain remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Essential Portfolio Conservative Fund

$

371,958

$

4,612

$

376,570

Essential Portfolio Moderate Fund

1,291,456

123,643

1,415,099

Essential Portfolio Aggressive Fund

286,409

176,866

463,275

The tax character of distributions paid during the year ended March 31, 2007 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Essential Portfolio Conservative Fund

$

38,954

$ —

$

38,954

Essential Portfolio Moderate Fund

987,904

—

987,904

Essential Portfolio Aggressive Fund

1,625,449

—

1,625,449

The tax character of distributable earnings/(accumulated losses) at March 31, 2008, was a follows:

Undistributed

Undistributed

Ordinary

Long-Term

Net Unrealized

Capital Loss

Fund

Income

Capital Gain

Depreciation

Carryforward

Essential Portfolio Conservative Fund

$165,817

$

86,802

$

(318,480)

$

—

Essential Portfolio Moderate Fund

299,846

320,007

(2,686,362)

—

Essential Portfolio Aggressive Fund

412,908

—

(1,358,495)

(343,627)1

Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

1 Expires in 2016.

At March 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Loss

Essential Portfolio Conservative Fund

$16,843,847

$

393,969

$

(712,449)

$

(318,480)

Essential Portfolio Moderate Fund

54,568,888

2,031,902

(4,718,264)

(2,686,362)

Essential Portfolio Aggressive Fund

20,528,287

746,140

(2,104,635)

(1,358,495)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2008, $314,879 of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until April 1, 2008 for Essential Portfolio Aggressive

Fund.

24

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THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

5.

Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies.

The collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreement at maturity. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of March 31, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Lehman Brothers Holdings, Inc.

1.15% due 04/01/08

$92,565,625

$92,565,625

$92,568,582

$92,565,625

$92,568,582

As of March 31, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Date

Rate

Par Value

Market Value

U.S. Treasury Note

11/15/09

4.625%

$88,565,000

$94,389,680

$94,389,680

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of

Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

6.

Securities Transactions

During the year ended March 31, 2008, the cost of purchases and proceeds from sales of investment securities, exclud-

ing short-term and temporary cash investments, were:

Essential Portfolio

Essential Portfolio

Essential Portfolio

Conservative Fund

Moderate Fund

Aggressive Fund

Purchases

$22,109,930

$77,333,445

$31,593,384

Sales

$12,729,007

$59,789,814

$37,815,754

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

25

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007*

2008

2007*

2008

2007*

2008

2007*

Essential Portfolio Conservative Fund

A-Class

369,840

88,762

5,356

391

(35,755)

(16,079)

339,441

73,074

C-Class

529,764

352,492

11,189

1,181

(325,681)

(90,295)

215,272

263,378

H-Class

786,204

532,377

14,514

1,942

(487,803)

(195,033)

312,915

339,286

Essential Portfolio Moderate Fund

A-Class

588,146

922,952

28,409

15,148

(533,666)

(17,395)

82,889

920,705

C-Class

1,900,579

1,899,090

71,291

45,380

(724,002)

(177,838)

1,247,868

1,766,632

H-Class

1,244,646

1,302,388

23,503

28,155

(968,734)

(513,905)

299,415

816,638

Essential Portfolio Aggressive Fund

A-Class

452,957

1,423,819

10,079

18,742

(923,091)

(95,539)

(460,055)

1,347,022

C-Class

390,478

734,083

14,336

32,351

(397,980)

(127,041)

6,834

639,393

H-Class

534,927

914,707

8,976

46,623

(715,671)

(330,784)

(171,768)

630,546

* Since the commencement of operations: June 30, 2006.

NOTES TO FINANCIAL STATEMENTS (concluded)

8.

New Accounting Pronouncements

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.

Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The Funds are currently assessing the impact of the standard on the Funds’ financial statements.

In March 2008, the FASB issued FAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

9.

Acquisition of Rydex Investments and the Distributor

At the close of business on January 17, 2008, Rydex NV, Inc., comprised of Rydex Investments, together with several other Rydex entities, was acquired by Security Benefit Corporation (“Security Benefit”), a financial services firm that pro-

vides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the “Transaction”). As a result of the Transaction’s completion, Rydex Investments and the

Distributor are wholly-owned subsidiaries of Security Benefit. While the Transaction has no material impact on the Funds or their shareholders, it resulted in a change of control of Rydex Investments, which in turn caused the termination of the investment advisory agreement between Rydex Investments and the Funds.

A new investment advisory agreement between Rydex Investments and the Funds was approved under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). This New Agreement was approved by shareholders, via proxy, and took effect upon the closing of the Transaction.

The Transaction had no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex

Investments under the New Agreement, or the persons responsible for the management of the Funds.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

27

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities of the Essential Portfolio Conservative Fund,

Essential Portfolio Moderate Fund, and Essential Portfolio Aggressive Fund (3 of the series constituting the Rydex Series

Funds) (the “Funds”), including the schedules of investments, as of March 31, 2008, and the related statements of oper-

ations for the year then ended and statements of changes in net assets and financial highlights for the year then ended and the period June 30, 2006 (commencement of operations) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United

States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our proce-

dures included confirmation of securities owned as of March 31, 2008, by correspondence with the underlying funds’

transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects,

the financial position of each of the Funds at March 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and the period June 30, 2006 (com-

mencement of operations) through March 31, 2007, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 29, 2008

28

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THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided for the year ended March 31, 2008 as required by the Internal Revenue Code.

Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qual-

ify for the dividends received deduction for corporations:

Fund

% Qualifying

Essential Portfolio Conservative Fund

41.59%

Essential Portfolio Moderate Fund

31.21%

Essential Portfolio Aggressive Fund

22.85%

Additionally, the following amounts of ordinary dividends paid during the same period qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively. This information was included in Form 1099-DIV sent to shareholders for the calendar year ended on December 31, 2007.

Information for 2008 will be sent to shareholders in January of 2009.

Fund

% Qualifying

Essential Portfolio Conservative Fund

39.76%

Essential Portfolio Moderate Fund

52.06%

Essential Portfolio Aggressive Fund

99.40%

The Funds’ distributions to shareholders included:

Essential

Essential

Essential

Portfolio

Portfolio

Portfolio

Conservative

Moderate

Aggressive

Fund

Fund

Fund

From short-term capital gains:

$15,163

$100,711

$166,330

From long-term capital gains, subject to the

15% rate gains category:

4,612

123,643

176,866

From long-term capital gains, using proceeds from

shareholder redemptions:

73,659

165,462

—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Proxy Results

At a special meeting of shareholders initially held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Series Funds and Padco Advisors, Inc. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Essential Portfolio Conservative Fund

510,138.560

7,254.282

29,231.177

Essential Portfolio Moderate Fund

2,042,427.967

61,742.047

167,979.185

Essential Portfolio Aggressive Fund

1,539,830.365

52,095.051

116,784.513

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

149

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005

to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

149

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to present); Vice President of Rydex Series Funds (1997 to present); Vice President of

Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF

Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex

Investments (2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

141

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

141

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

141

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

30

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THE RYDEX SERIES FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Position and

Length of Service As Trustee

Number of

––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––––

(Year Began)

––––––––––——–––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

141

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

141

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

141

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

141

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

–––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005

Vice President and Treasurer (1963)

to present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of Accounting

of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Secretary (1966)

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Vice

President of Rydex Investments (2004 to present); Director of

Accounting of Rydex Investments (2003 to 2004); Vice President

of Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RSEPF-ANN-0308x0309